                                                                 Exhibit 24


                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Anthony L. Andersen, Albert P. L. Stroucken and Richard C. Baker, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of 200,000 shares of Common Stock of H.B. Fuller Company pursuant to the H.B. Fuller Company 1998 Directors' Stock Incentive Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 16th day of April, 1998, by the following persons:

SIGNATURE                                         TITLE
---------                                         -----
  /s/ Albert P. L. Stroucken                      President and Chief Executive
------------------------------                      Officer and Director
Albert P. L. Stroucken                             (Principal Executive
                                                    Officer)


  /s/ Jorge Walter Bolanos                        Senior Vice President, Chief
------------------------------                      Financial Officer and
Jorge Walter Bolanos                                Treasurer (Principal
                                                    Financial Officer)


  /s/ David J. Maki                               Vice President and Controller
------------------------------                      (Principal Accounting
David J. Maki                                        Officer)


  /s/ Anthony L. Andersen                         Chair, Board of Directors
------------------------------                      and Director
Anthony L. Andersen


  /s/ Norbert R. Berg                             Director
------------------------------
Norbert R. Berg


  /s/ Edward L. Bronstien, Jr.                    Director
------------------------------
Edward L. Bronstien, Jr.



  /s/ Robert J. Carlson                           Director
------------------------------
Robert J. Carlson


  /s/ Freeman A. Ford                             Director
------------------------------
Freeman A. Ford


  /s/ Gail D. Fosler                              Director
------------------------------
Gail D. Fosler


  /s/ Reatha Clark King                           Director
------------------------------
Reatha Clark King


  /s/ Walter Kissling                             Director
------------------------------
Walter Kissling


  /s/ John J. Mauriel, Jr.                        Director
------------------------------
John J. Mauriel, Jr.


  /s/ Lee R. Mitau                                Director
------------------------------
Lee R. Mitau


  /s/ Rolf Schubert                               Vice President and Director
------------------------------
Rolf Schubert


  /s/ Lorne C. Webster                            Director
------------------------------
Lorne C. Webster


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